Exhibit 99.1

Filed by ClimateRock

pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: ClimateRock Holdings Limited

Commission File No.: 333- 276718

Date: May 21, 2024

ClimateRock Appoints Dariusz Sliwinski to the Board of Directors

London, United Kingdom, May 21, 2024 (GLOBE NEWSWIRE) -- ClimateRock (NASDAQ: CLRC) (“ClimateRock” or the “Company”), a special purpose acquisition company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, announced today the appointment of Dariusz Sliwinski as an independent member to its Board of Directors, effective May 20, 2024. Concurrently, Mr. Sliwinski was appointed as a member and Chairman of the Audit Committee and to serve on the Company’s Special Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Mr. Sliwinski has been serving as the Director of Institutional Product Development at Burj Financial Consultants since 2018, a director at Morningside Financial Ltd, a business consulting firm, since May 2022, and an independent director and advisor at Palmela Capital Limited, an investment fund, since February 2024. From 2021 to 2023, Mr. Sliwinski served as an advisor at the Untitled Ventures, a venture capital fund in the United Kingdom, providing oversight of fund and portfolio management including capital raising efforts and establishment of strategic partnerships. From 2017 to 2018, Mr. Sliwinski served as Chief Investment Officer and Head of Asset Management at Ubhar Capital, a private investment bank, leading the bank’s investment management practice. Mr. Sliwinski’s prior leadership positions in international hedge funds and alternative asset management firms provide a solid foundation of financial management decision making and complex due diligence expertise. Mr. Sliwinski holds a master’s degree in business administration from SDA Bocconi, Milan, a postgraduate European studies degree from University of Lodz and a master’s degree in electronic engineering from Lodz University of Technology.

Per Regnarsson, Chief Executive Officer of ClimateRock, commented, “We are pleased to welcome Dariusz to our Board as an Independent Director and as a member of our Audit, Compensation, Nominating, Corporate Governance and Special Committees. Dariusz’s distinguished career in financial management spans a variety of global investment and asset management funds, encompasses deep familiarity and oversight of intricate global market financing structures, and illustrates a track record of facilitating broad public and private strategic partnerships providing a robust history of assets that will support the long-term strategic objectives of the combined company. We are fortunate to have Dariusz join our board during this transformational period. We are dedicated to the mission of developing our business into a lead innovator by forming an integrated value chain that provides a renewable energy solution.”

Mr. Sliwinski commented, “With my diverse experience in financial management and rigorous due diligence processes across specialty assets, I am honored to be recognized by the ClimateRock leadership team as someone who can assist ClimateRock in realizing its objectives and maximizing shareholder value. The business combination of ClimateRock and GreenRock represents a promising differentiated operating model. As GreenRock continues to make strides towards its public listing, the combined businesses present an opportunity to simplify the renewable energy sector with an end to end renewable energy solution creating operating efficiencies in a fragmented space and aligned with its mission to accelerate the next generation of renewable energy.”

On January 5, 2024, GreenRock announced an Agreement and Plan of Merger with ClimateRock (NASDAQ: CLRC), dated as of December 30, 2023 (the “Business Combination Agreement”). Upon the closing of the business combination between ClimateRock and GreenRock contemplated by the Business Combination Agreement (the “Business Combination”), a holding company that will own both ClimateRock and GreenRock (“Pubco”) is expected to be listed on the Nasdaq Stock Market (“Nasdaq”) and will be led by Per Regnarsson, the Chief Executive Officer of both GreenRock and ClimateRock.

The Business Combination will require approval of the shareholders of ClimateRock and the shareholders of GreenRock and will be subject to the satisfaction of customary closing conditions.

The description of the Business Combination provided here is only a summary and should be considered as qualified in its entirety by the Business Combination Agreement. A copy of the Business Combination Agreement was filed as an exhibit to ClimateRock’s Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC’) on January 5, 2024, where the material terms of the Business Combination are disclosed.

Advisors

A.G.P./Alliance Global Partners is serving as financial advisor to GreenRock. Ellenoff Grossman & Schole LLP is acting as legal counsel to GreenRock.

Maxim Group LLC is serving as financial advisor to ClimateRock. ArentFox Schiff LLP is acting as legal counsel to ClimateRock.

Ogier (Cayman) LLP is acting as Cayman Islands legal counsel in respect of certain Cayman Islands matters relating to the Business Combination.

About GreenRock

GreenRock is an independent energy producer focusing on development and ownership of renewable power, battery storage and hydrogen production assets. With a dire need for the acceleration of the green energy transition, GreenRock is instrumental in developing energy and capital efficient integrated solutions in partnership with offtakes in particular sectors, including agriculture, processing industries and the maritime markets. Emphasizing innovation, GreenRock is expanding its focus to include green hydrogen production and related transition fuels.

Headquartered in London, GreenRock has offices across Europe and a broad geographical reach with operational assets and projects under development in several strategic locations. This broad geographic footprint underscores the company's diversification and offers agility in a constantly changing marketplace. For more information, visit GreenRock's website at www.grrck.com.

About ClimateRock

ClimateRock is a special purpose acquisition company led by Chairman, Charles Ratelband, and CEO, Per Regnarsson, and is incorporated as a Cayman Islands exempted company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses in any industry or geographic location, but it is focused on acquiring a target within the sustainable energy industry in the Organization for Economic Co-operation and Development countries, including climate change, environment, renewable energy and emerging, clean technologies. For more information, please visit Driving The Energy Transition - ClimateRock (climate-rock.com).

Forward Looking Statement

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between GreenRock and ClimateRock, including statements regarding the benefits of the Business Combination, the anticipated timing of the completion of the Business Combination, the services offered by GreenRock and the markets in which it operates, the expected total addressable market for the services offered by GreenRock, the sufficiency of the net proceeds of the proposed Business Combination to fund GreenRock’s operations and business plan and GreenRock’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all; (ii) the risk that the Business Combination may not be completed by ClimateRock’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ClimateRock; (iii) the failure to satisfy the ClimateRock’s public shareholders, to retain a minimum amount of available cash and to receive certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the effect of the announcement or pendency of the Business Combination on GreenRock’s business relationships, performance, and business generally; (vi) risks that the Business Combination disrupts current plans and operations of GreenRock as a result; (vii) the outcome of any legal proceedings that may be instituted against GreenRock, ClimateRock, Pubco or others related to the Business Combination Agreement or the Business Combination; (viii) the ability of Pubco to satisfy Nasdaq listing standards at or following the consummation of the Business Combination; (ix) the ability to recognize the anticipated benefits of Business Combination, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which GreenRock (and following the Business Combination, Pubco) operates, variations in performance across competitors and partners, changes in laws and regulations affecting GreenRock’s business and the ability of GreenRock and Pubco to retain its management and key employees; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination; (xi) the risk that GreenRock (and following the Business Combination, Pubco) will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xii) the risk that Pubco experiences difficulties in managing its growth and expanding operations; (xiii) the risk of cyber security or foreign exchange losses; (xiv) the effects of public health crises or regional wars and conflicts on the business and results of operations of GreenRock (and following the Business Combination, Pubco) and the global economy generally; and (xv) the costs related to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement, and other documents filed by ClimateRock and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GreenRock, ClimateRock and Pubco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of GreenRock, ClimateRock and Pubco gives any assurance that they will achieve their expectations.

Additional Information and Where to Find It

In connection with the Business Combination, Pubco filed with the SEC a Registration Statement on Form F-4 relating to the Business Combination that includes a preliminary proxy statement of ClimateRock and a prospectus of Pubco. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all ClimateRock shareholders as of a record date to be established for voting on the Business Combination. ClimateRock and Pubco also will file other documents regarding the Business Combination with the SEC. THIS PRESS RELEASE DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED BUSINESS COMBINATION AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE BUSINESS COMBINATION. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CLIMATEROCK ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ClimateRock and Pubco through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by ClimateRock and Pubco may be obtained free of charge from ClimateRock’s website at https://www.climate-rock.com/or by contacting its Chief Financial Officer, Abhishek Bawa, c/o ClimateRock, 25 Bedford Square, WC1B 3HH, London, United Kingdom, at +44 208 050 7820 or at info@climate-rock.com.

Participants in the Solicitation

ClimateRock, Pubco and GreenRock and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ClimateRock’s shareholders in connection with the Business Combination. Information about ClimateRock’s directors and executive officers and their ownership of ClimateRock’s securities is set forth in ClimateRock’s filings with the SEC, including ClimateRock’s final prospectus in connection with its initial public offering, which was filed with the SEC on April 29, 2022. To the extent that such persons’ holdings of ClimateRock’s securities have changed since the amounts disclosed in ClimateRock’s final prospectus in connection with its initial public offering, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the Business Combination of ClimateRock’s and GreenRock’s respective directors and officers and other persons who may be deemed participants in the Business Combination may be obtained by reading the proxy statement/prospectus regarding the Business Combination. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ClimateRock, Pubco or GreenRock, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

ClimateRock

Phone number: +44 208 050 7820

Email: info@climate-rock.com

Contact: Abhishek Bawa

ClimateRock Investor Relations

Phone number: +1 203 663 3550

Email: CLRCU@mzgroup.us

Contact: Rory Rumore / Shannon Devine

Phone number: +44 208 050 7820

Email: info@climate-rock.com

Contact: Julia Bron

GreenRock Press Enquiries

Phone number: +44 7747 767496

Email: per.regnarsson@grrck.com

Contact: Per Regnarsson

Source: ClimateRock, GreenRock